UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2025

World Scan Project, Inc.

(Exact name of registrant as specified in its charter)

DE	000-56208	35-2677532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-18-23, Nishiwaseda Shinjuku-Ku, Tokyo, Japan

(Address of principal executive offices)

81-3-6670-1692

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The terms “We”, “Us”, “Our”, “WDSP”, and “The Company” refer to World Scan Project, Inc.

Item 7.01 Regulation FD Disclosure

On October 22-23, 2025, World Scan Project Corporation (“WSP”), a subsidiary of World Scan Project Inc. (OTC: WDSP) (the “Company”), participated in the Ukraine Mine Action Conference (UMAC2025) held in Tokyo, Japan. At the conference, WSP presented and exhibited its proprietary high-performance next-generation magnetic field sensor, “JIKAI,” which was unveiled for the first time.

UMAC2025 is an international conference focused on strengthening global coordination in humanitarian mine action and supporting recovery efforts in Ukraine, where landmines and unexploded ordnance remain widespread due to ongoing conflict. The 2025 conference followed previous editions held in Croatia (2023) and Switzerland (2024).

During a side event on October 22, WSP’s Chief Technology Officer presented both the performance and potential applications of JIKAI in mine clearance activities. The Company also hosted a booth exhibit, providing an opportunity to engage with local companies and organizations involved in humanitarian aid and mine clearance in Ukraine. Attendees expressed interest in the use of JIKAI, and several recommended field testing and practical implementation in local test areas.

JIKAI is a high-performance magnetic field sensor developed by WSP that achieves ultra-high sensitivity of 15-20 picotesla (pT), surpassing conventional fluxgate methods. Utilizing the proprietary “JIKAI Method,” the sensor is compact, lightweight, and highly rugged, allowing deployment on drones or underwater robots. By enabling measurements in areas that are otherwise inaccessible or hazardous to personnel, JIKAI is expected to reduce exposure risks and enhance the safety of mine and unexploded ordnance detection operations. Integrated with the dedicated software “JIKAI-VISION,” acquired data can be visualized as heat maps over geospatial layers, facilitating analysis and operational planning.

WSP intends to accelerate development and implementation of JIKAI, leveraging insights gained from discussions with local stakeholders and international organizations. As a Japan-origin advanced technology, JIKAI is expected to support safe and sustainable humanitarian recovery operations and enable broader international collaboration.

A press release, pertaining to the above, was released in Japanese and can be found here: https://prtimes.jp/main/html/rd/p/000000022.000119363.html

A translated copy of the press release is included herein as exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding anticipated product features, performance, commercialization timing, potential applications, market acceptance, and the expected implementation and deployment of JIKAI.

These statements are based on current expectations, assumptions, and projections about future events and are not guarantees of future performance or operational success. Actual results may differ materially due to risks and uncertainties, including, among others: the Company’s ability to complete development, testing, and validation; achieve technical feasibility; establish reliable manufacturing and deployment capabilities; obtain necessary regulatory or compliance approvals; realize adoption in humanitarian field operations; and successfully bring JIKAI into practical use.

Investors are cautioned that, because the press release regarding JIKAI was originally issued in Japanese, the English translation included herein is corrected to reflect the original release; however, it may still contain inadvertent errors or inaccuracies.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Translated Press Release Issued October 22, 2025 (1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Scan Project, Inc.

Dated: October 27, 2025

By: /s/ Ryohei Uetaki

Name: Ryohei Uetaki

Title: Chief Executive Officer